SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, DC 20549


                                      FORM 8-K

                                   CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934



                                   March 14, 1996
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                  (Date of Report, date of earliest event reported)


                                      VALHI, INC.
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               (Exact name of Registrant as specified in its charter)


                Delaware              1-5467             87-0110150
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              (State or other        (Commission         (IRS Employer
                jurisdiction of        File Number)        Identification
                incorporation)                             No.)


               5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
            ------------------------------------------------------------

               (Address of principal executive offices)     (Zip Code)


                                  (214) 233-1700
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                (Registrant's telephone number, including area code)


                                  Not applicable
            ------------------------------------------------------------

               (Former name or address, if changed since last report)

          Item 5:  Other Events
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                      On March 14,  1996 , the Registrant issued the press

          release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

          Item 7:  Financial Statements,  Pro Forma  Financial Information
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                      and Exhibits
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              (c)  Exhibit
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                      Item No.             Exhibit Index
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                        99.1        Press release dated March 14, 1996
                                                        --------------

                                     issued by the Registrant







                                     SIGNATURES
                                     ----------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VALHI, INC.
                                           (Registrant)



                                           By:/s/ Steven L. Watson
                                              ----------------------------

                                                     Steven L. Watson
                                                Vice President & Secretary



          Date:  March 11, 1996
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